UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2008

IMARX THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33043	86-0974730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1730 E. River Rd., Ste. 200 Tucson, AZ	85718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 770-1259

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into A Material Definitive Agreement.
On May 6, 2007 ImaRx Therapeutics entered into a Letter of Intent with respect to the acquisition by Microbix Biosystems of ImaRx Therapeutics’ urokinase inventory and related assets for $17 million in cash. A copy of the Letter of Intent is attached to this report as Exhibit 10.1 and the content of which is incorporated herein by this reference.
Item 8.01 Other Events.
On May 7, 2008, ImaRx Therapeutics issued the press release attached to this report as Exhibit 99.1. The content of the press release is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1	Letter of Intent between ImaRx Therapeutics, Inc. and Microbix Biosystems Inc., dated May 6, 2008.
99.1	Press Release issued by ImaRx Therapeutics, Inc. on May 7, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2008	IMARX THERAPEUTICS, INC.
	By:	/s/ Kevin Ontiveros
Kevin Ontiveros,
Vice President, Legal Affairs, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Letter of Intent between ImaRx Therapeutics, Inc. and Microbix Biosystems Inc., dated May 6, 2008.

99.1	Press Release issued by ImaRx Therapeutics, Inc. on May 7, 2008.

4